UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                      March 20, 2009

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136424	20-3699764
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

Bayside Technology Center
46531 Fremont Blvd.
Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

(510) 651-4450
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2009, the Board of Directors of WaferGen Bio-systems, Inc. (the “Company”) appointed Ms. Mona Chadha as the Company’s Executive Vice President of Marketing and Business Development and interim Chief Operating Officer, effective immediately.

Ms. Chadha is 49 years old.  She has 18 years of global product commercialization experience at top-tier biotechnology/biopharmaceutical companies. She has been employed by the Company since July 2006, first as Vice President of Marketing and Business Development.  In that capacity Ms. Chadha developed the Company’s business strategy (including product definition, market development and commercialization strategy for its SmartChip™ Real Time PCR System), assists with capital-raising activities and hiring of key scientific personnel, defines product strategy and manages investor relations, corporate communications and key collaborations and strategic alliances.

From July 2003 through July 2006, Ms. Chadha was the Associate Director of Technology Marketing at Nektar Therapeutics, where she led the company’s repositioning and branding efforts and was involved with marketing of the company’s pulmonary and PEGylation technologies. Prior to that, she spent eight and a half years with Applied Biosystems Group (Applera Corporation) in several senior positions, including Product Manager, Senior Product Manager and Product Line Manager, and was involved with commercializing PCR systems, including a real time PCR and high throughput screening system. Before joining Applied Biosystems, she was with CLONTECH Laboratories, Inc., as a product manager and worked at Pharmacia LKB Biotechnology, Inc., as a technical specialist.  Ms. Chadha holds master’s degrees in cell biology and anatomy from Columbia University and in microbiology from India.

Also on March 20, 2009, the Company’s Board of Directors granted to Ms. Chadha, under the Company’s 2008 Stock Incentive Plan, Non-Qualified Stock Options to purchase 250,000 shares of the Company’s common stock at an exercise price of $1.10 per share (the closing bid price quoted on the Nasdaq OTC Bulletin Board on the date of grant).   The options vest with respect to the first 25% of the shares subject to the option on March 20, 2010, and with respect to an additional 1/48th of the shares monthly thereafter.  The options expire on March 20, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        WaferGen Bio-systems, Inc.

Date:  March 27, 2009                                                                                                                                                   By:  /s/ Amjad Huda
                                                                              Name:  Amjad Huda
                                                                              Title:    Chief Financial Officer

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